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                 Consent of Independent Auditors


We consent to the reference to our firm under the captions
"Experts" and "Financial Statements" and to the use of our report dated January 24, 2002, incorporated by reference in this Registration Statement (Form N-2 Nos. 333-82890 and 811-10577) of
Alliance New York Municipal Income Fund, Inc.




                             ERNST & YOUNG LLP

New York, New York
March 21, 2002




































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